UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

Aileron Therapeutics, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	001-38130	13-4196017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 210 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 995-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

Aileron Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 17, 2020. The following is a summary of the matters voted on at that meeting.

(a)

The stockholders of the Company elected Manuel C. Alves Aivado, Reinhard Ambros and Josef H. von Rickenbach as Class III directors for a three-year term expiring at the annual meeting of stockholders to be held in 2023. The results of the stockholders’ vote with respect to such matter were as follows:

Name	For	Withheld	Broker Non-Votes
Manuel C. Alves Aivado	10,607,500	1,040,926	9,030,657
Reinhard Ambros	10,601,773	1,046,653	9,030,657
Josef H. von Rickenbach	11,448,769	199,657	9,030,657

(b)

The stockholders of the Company approved an amendment to the Company’s certificate of incorporation to effect a reverse stock split at a ratio of not less than 1-for-5 and not greater than 1-for-25, with the exact ratio to be set within that range at the discretion of the Company’s board of directors prior to December 31, 2020 without further approval or authorization of the Company’s stockholders and with the Company’s board of directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain
19,550,082	1,075,664	53,337

(c)

The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the stockholders’ vote with respect to such matter were as follows:

For	Against	Abstain
20,236,654	277,568	164,861

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aileron Therapeutics, Inc.

Date: June 18, 2020	By:	/s/ Richard J. Wanstall
Richard J. Wanstall
Chief Financial Officer